SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 28, 2004

BONTEX, INC.

(Exact name of Registrant as specified in its charter)

Virginia	0-5200	54-0571303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BONTEX DRIVE,

BUENA VISTA, VIRGINIA 24416-1500

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 540-261-2181

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes in Registrant’s Certifying Accountant.

Bontex, Inc. (the “Company”) is filing the fiscal 2002 annual report on this Form 8-K, rather than on the Form 10-K, because the Company is not able to include the independent auditors’ report. As previously reported on October 27, 2003, the Company’s auditors resigned on September 17, 2003 due to concerns that their independence was impaired because of possible litigation. The situation with the prior auditors has unexpectedly evolved to where it is no longer possible for the Company to obtain an independent auditors’ report for the consolidated financial statements for fiscal 2002.

Subsequent to the end of fiscal year 2002, the Company has consolidated manufacturing operations to Bontex, Inc. in the United States and closed the Company’s European operations.

The following consolidated financial statements are unaudited and also reflect certain restatements, due to, among other things, the previously reported fraud situation at the Company’s former subsidiary in Italy. Additional details regarding the fraud, restatements, the situation with our former auditors, as well as newly appointed auditors, and several subsequent events, including the consolidation of manufacturing, refinancing, filing Form 15 for the termination of registration with the Securities and Exchange Commission (SEC), and an informal investigation by the SEC are disclosed in the following report. In spite of using the Form 8-K, the Company has attempted to use the format and content consistent with the Form 10-K, with the exclusion of the auditor’s report.

The financial information included in this Form 8-K for periods prior to June 30, 2002 has been restated and investors should review this information with care and, although the Company believes that the information is complete and accurate in all material respects, investors should not place undue reliance on the information since the information does not include an independent auditor’s opinion.

The Company has appointed and engaged new independent auditors, to audit Bontex, Inc. for the years ended June 30, 2003 and 2004. Because of the closure and discontinuation of the Company’s European operations and because it has been almost two years have since June 30, 2002, the Company believes that it will not be practical nor possible for the new auditors to audit the consolidated financial statements for the year ended June 30, 2002. Accordingly, the Company believes that there is a probability the Company will not be able to fully satisfy its obligation with respect to the filing of the Delinquent Reports as it concerns requiring an independent auditors’ report.

Item 9.01: Financial Statements, Pro-Forma Financial Information and Exhibits.

99.1	Disclosure required by Parts I, II and III and IV on Form 10-K for the year ended June 30, 2002, other than the report of independent auditors required by Item 8 of Part II and Item 15 of Part IV which is not included.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONTEX, INC.

By:	/s/ James C. Kostelni
James C. Kostelni
Chairman and Chief Executive Officer

Date: September 28, 2004